                                                                   Exhibit 10.51

                                 [COMPANY LOGO]


                          GETTINGER ASSOCIATES Landlord


                                       TO


                                 MISS ERIKA INC.
              ----------------------------------------------------
                                                            Tenant


                                      LEASE

                             PREMISES 1407 BROADWAY

                                     SPACE:

                           Unit "405" on the 4th floor

                                      TERM:
      from February 1, 1994                       to January 31, 2000
           --------------------------------------    ---------------------

                              Gettinger & Gettinger
                                Attorneys at Law
                                 1407 BROADWAY
                                 NEW YORK N.Y.

LEASE, dated December 16, 1993, between GETTINGER ASSOCIATES,

                                                                        LANDLORD

a limited partnership, hereinafter referred to as "Landlord," and MISS ERIKA INC., a New York Corporation, having its principal place of business at 1407 Broadway, New York, New York,

                                                                          TENANT

hereinafter jointly, severally and collectively referred to as "Tenant."


                                                                           SPACE

      WITNESSETH: The Landlord does hereby lease to Tenant, and Tenant does hereby take from the Landlord, the space designated as Unit "405" on the 4th floor,

                                                                            TERM

substantially as outlined in red on the plan (x) attached hereto, on the fourth floor of the building known as 1407 BROADWAY, hereinafter referred to as "the building," in the Borough of Manhattan, City, County and State of New York, which space, together with all the fixtures and improvements which, at the commencement of or during the term, are thereto attached, is hereinafter referred to as "the premises" or "the demised premises," for a term to commence on February 1, 1994, and to end on January 31, 2000,

                                                                            RENT

at the annual rental of THREE HUNDRED FORTY NINE THOUSAND SIX HUNDRED AND NO/100 ($349,6O0.00) DOLLARS,

which Tenant agrees to pay in lawful money of the United States of America, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord, except that Tenant shall pay the first monthly installment on the execution thereof unless this lease (Lease) be a renewal.

      The parties hereto, for themselves their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant, as follows:

                                                                             USE

      1. Tenant shall pay the rent and additional rent as above and as hereinafter provided.

      2. Tenant shall use and occupy the premises for SHOWROOM AND OFFICE FOR THE SALE (WHOLESALE ONLY) AND DISPLAY OF LADIES WEARING APPAREL,

and the premises shall be used for no other purpose.

ASSIGNMENT
AND
SUBLETTING

      3. Tenant for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Lease, nor sublet or suffer or permit the demised premises or any part thereof, to be used by others without the prior written consent of Landlord in each instance. The transfer of a majority of any class of the issued and outstanding capital stock of any corporate Tenant of this Lease or a majority of the total interest of any partnership or individual Tenant, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease. If this Lease be assigned or if the demised premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent, additional rent and other charges from the assignee, sublessee or occupant, and apply the net amount so collected to the rent, additional rent or other charges herein provided, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, sublessee or occupant as tenant, or a release of Tenant from the further performance by it of the covenants on its part to be performed hereunder. The consent by Landlord to an assignment or subletting shall not in any way be construed to relieve Tenant, subtenant or any assignee from obtaining the express consent in writing of Landlord to any further assignment or subletting. The listing of any name other than that of the Tenant, whether on the doors of the premises or on the building or floor directories, or otherwise, shall not operate to vest any right or interest in this Lease or in the premises, or be deemed to be the written consent of the Landlord mentioned in this paragraph, it being expressly understood that any such listing is a privilege extended by the Landlord, revocable at will by written notice to the Tenant, subtenant or assignee where Landlord has consented in writing to such subleasing or assignment.

OBSTRUCTIONS,
SIGNS

      4. The Tenant shall not obstruct or permit the obstruction of windows, halls, areas, roofs, stairways or entrances to the building, and will not affix, erect or inscribe any signs, projections, awnings, signals, lettering, painting or advertisements of any kind to any part of the premises including the inside or outside of the windows or doors and will not paint the inside or outside of the windows or doors unless and until the style, size, color, construction and location thereof have been approved in writing by the Landlord. The Landlord shall have the right to withdraw such approval at any time and to require the Tenant to remove any such signs, projections, awnings, signals, lettering, painting or advertisements without being liable to the Tenant by reason thereof and to charge the cost of doing so to the Tenant as additional rent. The Landlord also reserves to itself the sole right to designate the person, firm or corporation which shall do the work of lettering, painting and erecting of any and all signs to be affixed to the premises or the building. Landlord agrees not to unreasonably withhold its consent to lettering on Tenant's entrance door and to Tenant's affixing building standard signs in places designated by Landlord.

INITIAL
/s/ [ILLEGIBLE]
HERE

ALTERATIONS;
[ILLEGIBLE]

      5. Tenant shall make no alterations, changes, repairs, decorations, additions or improvements (structural or non-structural), in or to the demised premises including any and all mechanical, electrical, air conditioning, heating, and plumbing systems without Landlord's prior written consent, which shall not be unreasonably withheld, and then only by contractors or mechanics approved by Landlord. All such work shall be done at such times and in such manner as Landlord may designate. Prior to Tenant's commencing any work in and to the premises as provided in this paragraph, Tenant shall obtain in writing and deliver to Landlord, written and unconditional waivers of mechanics' and materialmen's liens from the persons or parties who are to perform such work and services in the premises, in such form as may be approved by Landlord. Any mechanic's or other lien filed against the premises or the building, for work claimed to have been done for or materials claimed to have been furnished to Tenant, shall be discharged by Tenant within 10 days thereafter at Tenant's expense by filing the bond required by law. All work done or required to be done by the Tenant shall be done with union labor and union made materials only and shall comply in all respects and at all times with the rules and regulations of all municipal or other authorities having jurisdiction thereof. Asbestos encapsulation, removal or other treatment, respecting asbestos in the confines of the demised premises, as may he required by law, shall at all times be at Tenant's sole cost and expense, in the manner as approved by Landlord.

INITIAL
/s/ [ILLEGIBLE]
HERE

      6. All fixtures, equipment, improvements made and appurtenances attached to or built into the space or premises at the


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

                                                                        FIXTURES

commencement of or during the term, whether by the Landlord at its own expense or at the expense of the Tenant, or by the Tenant, shall be and remain part of the premises and shall not be removed by the Tenant at any time unless otherwise expressly provided in this Lease. All electric, plumbing, heating, sprinkling, telephone, telegraph, communication and radio systems, fixtures and outlets, partitions, railings, gates, doors, vaults, paneling, molding, shelving, radiator enclosures, corks, rubber, linoleum and composition floors, ventilating, silencing, air conditioning and cooling equipment shall be deemed to be included in such fixtures, equipment, improvements and appurtenances. Where not built into the space or premises and if furnished by or at the expense of the Tenant, all removable electric fixtures, carpets, wind deflectors, electric fans, water coolers, furniture, trade fixtures and business equipment shall not be deemed to be included in such fixtures, equipment, improvements and appurtenances, and may be removed by the Tenant upon condition that such removal does not render any damage to the building or premises and upon condition also that in the event of any damage the cost of repairing same shall be paid by the Tenant. All the outside walls of the premises, Including corridor walls and the outside entrance doors to the premises, any balconies, terraces, roofs adjacent to the premises, and any space in the premises used for shafts, stacks, pipes, conduits, ducts or other building facilities and systems and the use thereof, as well as access thereto in and through the premises for the purpose of operation, maintenance, decoration and repair, are expressly reserved to the Landlord and the Landlord does not convey any rights to the Tenant therein.

                                                                         REPAIRS

      7. Tenant shall take good care of the premises and fixtures therein and, subject to the provisions of paragraph 5 hereof shall make, as and when needed, as a result of misuse or neglect by Tenant or Tenant's servants, employees, agents, visitors, licensees, contractors, guests or invitees all repairs in and about the demised premises necessary to preserve them in good order and condition, which repairs shall be in quality and class equal to the original work. However, Landlord after twenty (20) days prior written notice to Tenant if Tenant shall not have commenced to make such repair within such twenty (20) day period, except in an emergency, in which event no notice shall be required, may repair, at the expense of Tenant, all damage or injury to the demised premises or to the building or to its fixtures, appurtenances or equipment, done or caused by Tenant or Tenant's servants, employees, agents, visitors, licensees, contractors, guests or invites, or caused by moving property of Tenant in or out of the building, or by installation or removal of furniture or other property, or resulting from fire, air-conditioning unit or system short circuits, overflow or leakage of water, steam, illuminating gas, sewer gas, sewage or odors, or by frost, or by bursting or leaking of pipes or plumbing works, or gas, or from any other cause, due to the carelessness, negligence, or improper conduct of Tenant, or Tenant's servants, employees, agents, visitors, licensees, contractors, guests or invitees. Except as provided in paragraph 13 hereof, there shall be no allowance to Tenant for a diminution of rental value, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to person(s), property or business arising from the making of any repairs, alterations, additions or improvements in or to any portion of the building or the premises or in or to the fixtures, appurtenances or equipment, nor shall there be any liability upon the Landlord for failure to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in or to the fixtures, appurtenances or equipment, The Tenant shall and does hereby indemnify and hold the Landlord harmless and free from all liability for all injuries suffered by any person(s), and for damages sustained to property, and for any monies paid out by Landlord in settlement of any claims or judgements resulting from such damages or injuries, as well as for all expenses and attorney's fees incurred by Landlord in connection therewith, except if caused by negligence or acts of Landlord, its agents, representatives, employees and contractors.

                                                                 INITIAL
                                                                 /s/ [ILLEGIBLE]
                                                                 HERE

                                                                        WINDOW
                                                                        CLEANING

      8. Tenant will not clean, nor require, permit, suffer or allow any window in the premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

      9. Tenant, at Tenant's expense, shall comply with all laws, orders and regulations of federal, state, county and municipal


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

REQUIREMENTS
[ILLLEGIBLE] LAW

authorities, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant arising out of the Tenant's use or occupancy of the demised premises, and shall not do or permit to be done, any act or thing upon said premises, which will invalidate or be in conflict with fire insurance policies covering the building, fixtures and property therein, and shall not do or permit to be done any act or thing upon said premises which shall or might subject the Landlord to any liability or responsibility for injury to any person or persons or to any property by reason of any business or operation being carried on upon said premises; and shall comply with all rules, orders, regulations or requirements of the New York Board of Fire Underwriters, or any other similar body and shall not do or permit anything to be done in or upon said premises, or bring or keep anything therein, which shall increase the rate of fire insurance on the building or on property located therein. If by reason of failure of Tenant to comply with the provisions hereof, or if by reason of the nature of the Tenant's occupancy, the fire Insurance rate shall at any time be higher than it otherwise would be, then Tenant shall reimburse Landlord as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Landlord, which shall have been charged because of such violation or because of such occupancy by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rate for the building or the premises issued by the New York Fire Insurance Exchange or other body making fire insurance rates for said premises, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises.

SUBORDINATION

      10. This Lease is and shall remain subject and subordinate to all ground or underlying leases, leasehold mortgages, and mortgages and building loan mortgages which may now or hereafter affect the real property of which the demised premises form a part and each and every of the advances which have heretofore been made or which may hereafter be made thereunder, and to all renewals, modifications, consolidations, replacements and extensions thereof. In confirmation of such subordination, Tenant shall execute promptly any instruments or certificate that Landlord may request. Tenant hereby irrevocably constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such instrument or certificate for and on behalf of Tenant. This clause shall, nevertheless, be self-operative.

RULES
AND
REGULATIONS

      11. Tenant and Tenant's agents, employees, visitors, licensees, contractors, guests or invitees, shall faithfully comply with the Rules and Regulations set forth on the back cover of this Lease, and with such further reasonable Rules and Regulations as Landlord at any time may make and communicate to Tenant, which, in the Landlord's judgment, shall be necessary for the reputation, safety, care or appearance of the building, or the preservation of good order therein, or the operation or maintenance of the building, its equipment, or the more useful occupancy or comfort of the Tenants and others in the building. Landlord shall not be liable to Tenant for the violation of any said Rules and Regulations, or the breach of any covenant or condition in any lease by any other tenant in the building.

PROPERTY
[ILLEGIBLE]
DAMAGE

      12. Landlord or Landlord's agents shall not be liable for any damage to property entrusted to employees of the building nor for the loss of any property by theft or otherwise. Landlord or Landlord's agents shall not be liable for any injury or damage to persons or property resulting from falling plaster, steam, gas, electricity, water, rain or snow which may leak from any part of the building or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, or by dampness or any other cause of whatsoever nature, unless caused by or due to the negligence of Landlord: nor shall Landlord be liable for any such damage caused by other tenants or persons in the building, or for interference with the light or other incorporeal hereditaments, or caused by operations in construction of any public or quasi public work; nor shall Landlord be liable for any latent defect in the building. Tenant shall reimburse Landlord as additional rent for all expenses, damages or fines incurred or suffered by Landlord by


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

reason of any breach, violation or non-performance of any covenant or provision of this Lease by Tenant, or Tenant's servants, employees, agents, visitors, licensees, contractors, guests or invitees, or by reason of damage to person or property caused by moving property in or out of the building, or by the installation or removal of furniture or other property of or for the Tenant, or by reason of or arising out of the occupancy or use by Tenant of the premises or of the building, or from any other cause due to the carelessness, negligence or improper conduct of the Tenant or the Tenant's servants, employees, agents, visitors, licensees, contractors, guests or invitees.

                                                                 INITIAL
                                                                 /s/ [ILLEGIBLE]
                                                                 HERE

                                                                     DESTRUCTION
                                                                     FIRE OR
                                                                     OTHER CAUSE

      13. If the demised premises shall be partially damaged by fire or other cause the damages shall be repaired by and at the expense of Landlord and the rent and additional rent until such repairs shall be made shall be apportioned according to that part of the premises which is usable by Tenant. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of fire insurance on the part of Landlord or Tenant, and for reasonable delay on account of "labor troubles" or any other cause beyond Landlord's control. But if the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and the Landlord shall decide not to rebuild the same, or if the building of which the demised premises are a part shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision, and thereupon the term of this Lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord.
                               (see paragraph 48)

                                                                         EMINENT
                                                                         DOMAIN

      14. If the entire land and building of which the demised premises are a part, shall be taken or condemned by any competent authority for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date when the possession thereof shall be required for such use or purpose. If any part of the land or the building of which the demised premises are a part or any part of the demised premises shall be so acquired or condemned, then and in that event, the term of this Lease, at the option of the Landlord, on ten (10) days notice by Landlord to Tenant, shall cease and terminate from the date when possession of the part so taken shall be required for such use or purpose. In the event that Landlord shall not elect to terminate this Lease and part of the demised premises shall be so taken or condemned, the annual rental, additional rent and other charges, shall be apportioned from the date thereof. In no event, under any of the circumstances described herein, shall Tenant have any claim for the value of any part of the unexpired term of the within Lease or any portion of the demised premises so taken or condemned and shall not share in any award that may be made to Landlord or others.

                                                                      ELEVATORS,
                                                                      HEAT,
                                                                      CLEANING

      15. As long as Tenant is not in default under any of the covenants of this Lease, Landlord shall, if and insofar as the existing facilities provide, at Landlord's expense: (a) run elevators on business days from 8 A.M. to 6 P.M. and in addition on Saturdays from 8 A.M. to 1 P.M. and also provide one elevator which will be subject to call during all other hours on business days, Saturdays, Sundays and holidays; (b) furnish on business days from 8 A.M. to 6 P.M. ------------------ heat to warm the demised, premises when and as required by law; c) cause to be kept clean the halls, corridors and public portions of the building, which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises clean and in order, to the satisfaction of Landlord, and remove its own rubbish. Landlord shall have the sole right to designate and appoint the person or concern to be employed, at Tenant's expense, for the removal of Tenant's refuse and rubbish from the building. Landlord reserves the right to stop service of the heat, elevator, air conditioning, cooling, plumbing and electric systems, when necessary by reason of accident, or for repairs, altera-tions or improvements, including conversion of each and any of the elevators from manual to automatic, in the judgement of Landlord desirable or necessary to be made, until such repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply heat, elevator, plumbing, air conditioning, cooling and electric service, when prevented from so doing by strikes or accidents or by any cause beyond Landlord's reasonable control, or by orders or regulations of any federal, state, county or municipal authority or failure of coal, oil or other suitable fuel supply, or inability by exercise of reasonable diligence to obtain coal, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlords part to furnish any service pursuant to any of the terms or provisions of this Lease or to perform any act or thing for the benefit of Tenant shall not be deemed breached if Landlord is unable to perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control and Tenant agrees that there shall be no abatement or reduction of rent in the event that any of said systems or service should fail to function for the reasons above set forth.

WATER

      16. Landlord shall have the right to install a separate water meter or meters for the demised premises or any part thereof and Tenant shall pay the cost therefor, and if so installed, Tenant shall keep same in repair and pay the charges made by the municipality for or in respect of the consumption of water together with sewer rental charges based thereon as and when billed therefor. If the building or any part thereof be supplied with water through a meter or meters, the Tenant shall pay to the Landlord, as and when billed therefor, the Tenant's proportionate part of all such charges together with sewer rental based on such meter charges, which amount shall be determined by multiplying the percentage factor set forth in paragraph 33(b) by the total of the water bills and sewer charges rendered by the municipality or other public authority from time to time. All water and sewer rental bills submitted by any public authority shall be conclusive evidence of the amount due. All payments required to be made by the Tenant under this paragraph shall be deemed additional rent.

ELECTRIC
CURRENT

      17. Landlord shall furnish Tenant with electric current (subject to discontinuance as provided herein), at no additional charge except as may be hereinafter provided in subparagraph (a) hereof and paragraph 33(d), during business hours on business days, consistent with the normal purposes for which the demised premises have been leased to Tenant, subject to all the provisions as may be herein contained.

      (a) In the event there is an increase or decrease, as the case may be, in the rate schedule or rates for the purchase of electric current or electricity, including demand or energy charges, fuel adjustment rates, service charges or sales taxes, hereinafter collectively referred to as "electric consumption and demand charges," from the public utility or other supplier of electricity to the Landlord, from and after the date hereof, such increase or decrease shall, at Landlord's option, be added to and made a part of, or subtracted from the annual rental provided for in this Lease, and if this Lease has not yet commenced, then such increase or decrease shall be added to and made a part of, or subtracted from the annual rental upon the commencement of the Lease. The amount of such increase or decrease shall be computed by: ascertaining the electric consumption and demand charges for the entire building for the 12 months immediately preceeding the effective date of the increase or decrease; then ascertaining such electric consumption and demand charges based upon the new rates and charges; then computing the percentage of increase or decrease, as the case may be, and multiplying such percentage of increase or decrease by the difference between the annual rental and the amount set forth in subdivision (c) below,

      (b) Tenant shall make no changes in or additions to the electrical system, wiring, conduits, switches, fixtures, outlets or any other electrical equipment in the building or demised premises during the term of this Lease and any extensions or renewals thereof without first obtaining the written consent of the Landlord thereto. Tenant shall not, during the term of this Lease, connect to the risers, feeders, outlets, base receptacles, wiring or installations constituting Landlord's electrical distribution system, any electrical machinery, electrical equipment, electrical computers or any other office or electrical appliances without first obtaining the written consent of the Landlord thereto. Tenant further agrees not to permit, at any time during the term of this Lease, its electrical consumption to overtax the capacity of Landlord's existing electrical distribution system.

      (c) The Landlord may discontinue the supply of electric current to the Tenant, at any time, notwithstanding any contrary provisions of this Lease, upon giving Tenant thirty (30) days prior written notice of Landlord's intention so to do and thereupon Tenant may contract or otherwise arrange with any person, firm or corporation for the purchase and supply of such electric current, all without affecting or changing the obligations of the Tenant under this Lease, provided, however, that in the event of the discontinuance of the electric current by the Landlord, the annual rental shall be reduced to the sum of $ 329,036.00 and Tenant shall have no further rights under this Lease with respect thereto. In the event of such discontinuance of electric current, Tenant shall have no right to use or utilize Landlord's electrical distribution system, including its risers, feeders, wiring or installations for the supply of Tenant's electric current. Tenant may install, at its own cost and expense any risers, feeders, wiring or installations to enable it to obtain electric current, subject, however to there being available space, areas and facilities in the building for the inclusion and insertion of such risers, feeders, wiring and installations, of which availability Landlord shall be the sole judge; provided that same shall not cause damage or injury to the building or the demised premises, or cause or create a dangerous or hazardous condition, or interfere with or disturb other tenants, or overtax the capacity of Landlord's existing electrical distribution system, and provided further that any such work will at all times comply with the laws, rules and regulations of all governmental bureaus, agencies and other subdivisions having jurisdiction over the demised premises. The aforesaid risers, feeders, wiring and installations to be installed by Tenant shall, at all times, be and remain the property of Landlord.

      (d) The Landlord agrees to supply electric current to the Tenant in the manner as herein set forth, to the extent that the quality, character and quantity of the supply of electric current shall be available to the Landlord from the public utility company or other supplier supplying the same and the Landlord and Tenant further agree that Landlord shall not be liable to the Tenant for any loss, damage or expense resulting from change in the quality, character or quantity or due to the cessation or interruption of said supply without any fault on the part of the Landlord, or for Landlord's failure to supply such electric current when prevented from do doing by strikes, accidents, repairs, alterations, improvements or other causes beyond Landlord's control or by orders or laws of any federal, state, county or municipal authorities, and there shall be no abatement of rent upon the happening and during the period of such event or events.

                                                                    AIR
                                                                    CONDITIONING
                                                                    AND COOLING

      18. The Landlord has installed within the building of which the demised premises are a part, machinery, appliances, equipment and appurtenances for the operation and maintenance of a modern peripheral air-conditioning system which is capable, during the summer time, when the outside temperature is 95 degrees, of maintaining inside the building a temperature of approximately 10 degrees less and a proportionately less difference of temperature between the inside and outside, as the outside temperature falls to 75 degrees Fahrenheit. The Landlord has provided main cooling system units at the windows which service the peripheral area and has installed two or more main ducts and booster units on all floors of the building as a part of the air-conditioning system.

      (a) It is expressly understood by the Tenant that in order for the air conditioning system to function properly, the Tenant is obliged to, and the Tenant agrees to keep all windows in the premises closed. Tenant acknowledges that the air-conditioning system will not function properly if the demised premises are occupied by more than an average of one person for each 100 sq. ft., or if Tenant installs or operates lighting loads in excess of 3 1/2 watts per sq. ft., or if Tenant installs and operates electrical equipment which gives off heat that cannot be adequately absorbed by Landlord's existing air-conditioning system in the demised premises.

      (b) Subject always to events and causes, physical, mechanical and otherwise, beyond the reasonable control of the Landlord, for the failure of which the Landlord shall not be liable in any event whatever, the Landlord will service and maintain said air-condi-tioning system In such matter as to provide air conditioning for the premises on business days generally during the hours of 8 A.M. to 6 P.M. during the months of June, July, August and September, when required, consistent with the provisions hereof.

      (c) Any damage caused to the appliances, equipment or appurtenances as a result of the negligence of or the careless operation by the Tenant or the agents, servants, employees, contractors, visitors, guests, licensees or invitees of the Tenant, shall be repaired by the Landlord at the cost and expense of the Tenant, which expense shall constitute additional rent.

ACCESS
TO
PREMISES

      19. (a) Tenant shall permit Landlord to erect, use and maintain, pipes and conduits in and through the demised premises. Landlord's agents shall have the right to enter the demised premises at all times to examine same, to show them to prospective purchasers or lessees of the building, and to make such decorations, repairs, alterations, improvements or additions as Landlord may deem necessary or desirable either to the building or to the demised premises and Landlord shall be allowed to take all material into and upon said premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said decorations, repairs, alterations, improvements or additions are being made, by reason of loss or interruption of the business of Tenant, because of the prosecution of any such work or otherwise.



      (b) The Tenant shall give prompt notice to the Landlord of any fire, accident to or defective condition in any part of the demised premises, including but not limited to the sanitary, electrical, heating, air conditioning, cooling and other systems located in, or passing through the premises, and the damage or defective condition shall be remedied by the Landlord with due diligence, but if such damage or defective condition was caused by the Tenant or if the system was installed for the particular use of the Tenant and the damage or defective condition was not caused by the negligence of the Landlord, the cost of the remedy thereof shall be paid by the Tenant.

      (c) During the six months prior to the expiration of the term of this Lease, Landlord may exhibit the premises to prospective tenants at all reasonable hours.

      (d) If, during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's property from the premises, Landlord may immediately enter and alter, renovate and decorate the premises or any part thereof without affecting this Lease and without liability to Tenant for an abatement of rent or other compensation.

      (e) Landlord may permit access to the premises without incurring liability to the Tenant, whether or not the Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal, court officer or government official entitled to, or reasonably purporting to be entitled to such access for the purpose of taking possession of or removing Tenant's property or for any other lawful purpose. This provision and any action by the Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease or on or to the premises.

      (f) Landlord shall have the right to change the arrangement and location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the building, and after reasonable notice, to change the name, number or designation by which the building is commonly known. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, supervision or repair of the building or any part thereof, unless herein otherwise provided.

      (g) In the event of a refusal by the Tenant to permit an entry upon the premises as in this paragraph provided, the Landlord and the Landlord's agents may forcibly enter the same nevertheless without incurring any liability by reason thereof.

                                                                           PLATE
                                                                           GLASS

      20. The Tenant shall repair, at its own expense, all damage to or destruction of any plate or window glass in the demised premises, and shall maintain adequate plate glass insurance at its own expense for the benefit of the Landlord. If the Tenant fails to repair the damage to any plate or window glass in the demised premises, or fails or refuses to maintain adequate plate glass insurance for the benefit of the Landlord, then the Landlord may repair said damage or destruction or may insure the plate glass and charge the cost of such repair or the cost of the premium for the plate glass insurance to the Tenant and the amount thereof shall be deemed to be additional rent.

                                                                          VAULTS

      21. No vaults, vault space or space not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blueprint or plan, or anything elsewhere in this Lease to the contrary notwithstanding, Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all space not within property line of the building, which Tenant may be permitted to use and occupy, is to be used and occupied under a revocable license, and if any such license be revoked or, if the amount of such space be curtailed by any federal, state or municipal authority, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent nor shall such revocation or curtailment be deemed a constructive or actual, total or partial eviction.

                                                                     CERTIFICATE
                                                                     OF
                                                                     OCCUPANCY

      22. Tenant will not at any time use or occupy the premises in violation of the certificate of occupancy issued for the building, and in the event that any department of the City or State of New York shall hereafter at any time contend that the premises are used for a purpose which is a violation of such certificate of occupancy, in that event Tenant shall, upon 5 days written notice from Landlord, immediately discontinue such use of said premises. Failure by Tenant to discontinue such use after such notice shall be considered a default in the fulfillment of a covenant of this Lease and Landlord shall have the right to terminate this Lease immediately and in addition thereto shall have the right to exercise any and all rights and privileges and remedies given to Landlord pursuant to the provisions of paragraph 25 hereof. The statement in this Lease of the nature of the business to the conducted by Tenant in the demised premises shall not be deemed or construed to constitute a representation or guaranty by Landlord that such business is lawful or permissible under the certificate of occupancy issued for the building or otherwise permitted by law.

                                                                      SPRINKLERS

      23. If the "sprinkler system" or any of its parts or appliances shall he damaged or not in proper working order by reason of any act or omission of Tenant, Tenant shall forthwith at its own expense restore the same to good working condition; and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the state or city government, require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment, be made or supplied by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents, of the demised premises, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any fire insurance company. Tenant shall, at its expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

BANKRUPTCY
(a) PRIOR
    TO TERM

      24. (a) If at any time prior to the date herein fixed as the commencement of the term of this Lease there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, this Lease shall at the option of the Landlord, be cancelled and terminated in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or order of any court shall be entitled to possession of the demised premises and Landlord, in addition to the other rights and remedies given by (c) hereof or by virtue of any other provision herein or elsewhere in this Lease contained, or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by it from Tenant or others in behalf of Tenant.

(b) DURING
    TERM

      (b) If at the date fixed as the commencement of the term of this Lease or if at any time during the term hereof, there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within thirty (30) days thereafter Tenant fails to secure a discharge thereof, or if Tenant makes an assignment for the benefit of creditors or petitions for or enters into an arrangement, this Lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or order of any court shall be entitled to possession or to remain in possession of the premises but shall forthwith quit and surrender the premises and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this Lease contained, or by virtue of any statute or rule of law, may retain as liquidated damages, any rent, security, deposit or monies received from Tenant or others in behalf of Tenant.

MEASURE
OF
DAMAGES

      (c) In the event of the termination of this Lease pursuant to (a) or (b) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of two per cent (2%) per annum. If such premises or any part thereof be re-let by the Landlord for the unexpired term of this Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the reletting. Nothing herein contained shall limit or prejudice the right of the Landlord to claim and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at such time and governing the proceedings in which such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the difference referred to above.

      25. (a) If Tenant shall make default in fulfilling any of the covenants of this Lease other than the covenants for the payment of rent or additional rent and such default shall continue to exist for 15 days after notice thereof by Landlord to Tenant, or if the premises become vacant or deserted, Landlord may give Tenant three days notice of intention to end the term of this Lease and thereupon, at the expiration of said three days the term under this Lease shall expire as fully and completely as if that day were the day herein definitely fixed for the expiration of the term, and Tenant will then quit and surrender the premises to Landlord but Tenant shall remain liable as hereinafter provided.

      (b) If the second notice provided for in (a) hereof shall have been given and the term shall expire as aforesaid; or (1) if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent as and when such rent or additional rent becomes due and payable or any part of either or in making any other payment herein provided; or (2) if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant; or (3) if Tenant shall be in default with respect to any other lease between Landlord and Tenant; or (4) if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this Lease, then, and in any of such events Landlord may without notice, re-enter the premises either by force or otherwise, and dispossess Tenant or the legal representatives of Tenant or other occupant of the premises, by summary proceeding or otherwise, and remove their effects and hold the premises as if this Lease had not been made and Tenant hereby waives any notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall be in default hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease then any renewal, extension or other lease shall, at Landlord's sole option, be cancelled and terminated.

REMEDIES
OF
LANDLORD

      (c) In case of any such default, re-entry, expiration or dispossess by summary proceedings or otherwise, as provided above: (1) the rent shall become due thereupon and be paid up to the time thereof together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and putting the premises in good order and in preparing the same for re-rental; (2) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent; (3) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between hereby reserved and convenanted to be paid and the net amount, if any, of the rents collected on account of the leasing of the premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage and for keeping the premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, at its option, may make such alterations and decorations in the premises as Landlord in its sole judgment considers advisable and necessary for the purpose of re-letting the premises and the making of such alterations and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the premises, or in the event that the premises are re-let, for failure to collect the rent thereof under such re-letting. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for, The mention in this Lease of any particular remedy, shall not preclude Landlord from using any other remedy, In law or in equity.

WAIVER
OF
REDEMPTION

      (d) Tenant for itself and on behalf of any and all persons or parties claiming through or under the Tenant, including creditors hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the demised premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise.

FEES
AND
EXPENSES

      26. If Tenant shall default in the performance of any covenant, term or condition on Tenant's part to be performed as in this Lease contained, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof, or if Landlord is compelled to or does incur any expense including reasonable attorneys' fees, instituting, prosecuting or defending any action or proceeding, whether instituted by Landlord

INITIAL
/s/ [ILLEGIBLE]
HERE

or Tenant, by reason of any cause whatsoever, including a default of Tenant hereunder, the sum or sums so paid by Landlord with all interest, costs and damages, shall be deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such respective expenses or at the Landlord's option on the first day of any subsequent month. Notwithstanding anything to the contrary contained herein, Landlord agrees to pay Tenant's reasonable counsel fees in the event Landlord unsuccessfully prosecutes any legal action against Tenant.

REPRESENTATIONS BY
LANDLORD

      27. Landlord or Landlords agents have made no representations or promises with respect to the said building or demised premises except as herein expressly set forth. The taking possession of the premises by Tenant shall be conclusive evidence, as against Tenant, that the demised premises and the building were in good and satisfactory condition at the time such possession was taken. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take same "as is."

END OF
TERM

      28. Upon the expiration or other termination of the term hereof, Tenant shall quit and surrender to Landlord the premises, broom clean, in good order and condition, ordinary wear excepted. Tenant shall remove all property of Tenant as directed by Landlord. If the last day of the term of this Lease or any renewal thereof falls on Sunday or a legal holiday this Lease shall expire at 12 noon on the business day immediately preceeding. Tenants obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease. Any personal property of the Tenant or other occupant which shall remain in the premises or building after the expiration or other termination of the term shall be deemed to have been abandoned by the Tenant or other occupant and either may be retained by the Landlord as its property or may be disposed of in such manner as the Landlord may see fit. If such personal property or any part thereof shall be sold, the Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage, any arrears of rent or additional rent payable hereunder and any damages to which the Landlord may be entitled under paragraph 25 hereof or pursuant to law. In the event Landlord shall notify Tenant not later than ninety (90) days after the expiration or other termination of this Lease, Tenant shall restore the premises to the condition existing immediately prior to the commencement of this Lease. Such restoration shall include demolition of walls and other structures, construction and erection of walls, ceilings and other structures, ceiling patching, duct-work, sprinkler-head changes, electric work and such other alterations, decorations or repairs as may be necessary to restore the premises to the condition existing immediately prior to the commencement of this Lease. Notwithstanding anything to the contrary contained herein, any alterations, changes, decorations, additions or improvements made by Tenant with Landlord's consent may remain in the premises upon the expiration or other termination of this Lease.

INITIAL
/s/ [ILLEGIBLE]
HERE

[ILLEGIBLE]
ENJOYMENT

      29. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and performing all the covenants and conditions aforesaid, on Tenant's part to be observed and performed, Tenant shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid, subject, however, to the terms of this Lease, the ground and underlying leases, if any, and mortgages herein before mentioned, except that the provisions hereof shall only apply so long as Landlord or any successor to Landlord's interest is in possession and is collecting rent from Tenant but not thereafter.

[ILLEGIBLE]
POSSESSION

      30, If the Landlord shall be unable to give possession of the demised premises on the date of the commencement of the term of this Lease, such failure to give possession shall not in any way affect the obligations of the Tenant except that the rent and additional rent, reserved and covenanted to be paid hereunder, shall not commence until possession of the demised premises are made available for occupancy by the Tenant, nor shall such failure to give or afford possession be construed In any way to extend the term of this Lease. No liability whatever shall arise or accrue against the Landlord by reason of its failure to deliver possession and the Tenant hereby releases and discharges the Landlord from any claim for damage, loss or Injury of every kind whatever, for such period of time as Landlord may be unable to give or deliver possession of the demised premises.

Rider to be added at the end of paragraph 30 hereof:

"Permission is hereby given to Tenant to enter into the demised premises prior to the commencement date of this Leases, or if permission is given to occupy premises in the building other than the demised premises hereunder, Landlord and Tenant covenant and agree that such occupancy shall be deemed to be under all of the terms, covenants, conditions and provisions of this Lease, except as to the covenant to pay rent and additional rent. In either case, rent and additional rent shall commence on the date specified in this Lease."

                                                                 INITIAL
NO                                                               /s/ [ILLEGIBLE]
WAIVER                                                           HERE

      32. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease, or any of the Rules and Regulations set forth on the inside cover of this Lease or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent, additional rent or other charges, with or without knowledge of the breach of any covenant or condition of this Lease or the Rules and Regulations, shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the covenants, conditions or Rules and Regulations against Tenant or any other tenant in the building shall not be deemed a waiver of any such covenants, conditions or Rules and Regulations. No provision of this Lease or the Rules and Regulations shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of any amount, whether designated by Tenant as rent, past rent, additional rent, tax or operating expense escalation charges under paragraph 33 or otherwise, shall be binding upon Landlord and Landlord may apply any such amount, however designated by Tenant, to rent, past rent, additional rent, tax or operating expense escalation charges under paragraph 33 or otherwise, as Landlord in its sole discretion may determine; nor shall any endorsement or statement on any check or any letter or direction by Tenant or someone on its behalf, whether or not accompanying any check or payment of any such items or charges, be deemed an accord and satisfaction or binding upon Landlord, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of any such items or charges or pursue any other remedy provided in this Lease. The acceptance of payment of any such items or charges by Landlord from any party other than Tenant, or if such payment is made on behalf of Tenant by any party other than Tenant, shall not constitute a waiver of the provisions of paragraph #3 respecting the assignment of the Lease or subletting of the premises, if the term "Tenant" as used herein refers to more than one person, party, corporation, company or other entity. Landlord may treat any breach of this Lease by one of such parties as a breach by all.

LEASE
YEAR AND
TAX YEAR

      33. (a) For the purposes of this paragraph, the term "tax year" shall mean each consecutive 12-month period commencing July 1st, all or any part of which falls within the term of this Lease; the term "lease year'shall mean each calendar year, all or any part of which falls within the term of this Lease. If the first or the final tax year or lease year shall contain less than 12 months, the additional rent payable under subdivisions (b) and (c) of this paragraph with respect to such tax years or (d) with respect to such lease years shall be pro-rated by multiplying such amount by a fraction which has as a numerator the number of months in such tax or lease year and a denominator of 12. In the event Landlord has not computed the operating expenses for the next-to-last or last lease year prior to the expiration date of this Lease, the additional rent payable under subdivision (d) of this paragraph for such next-to-last or last lease year shall be based upon either the operating expenses for the last full lease year where such figures are available, or Landlord, at its option, shall have the right to estimate the operating expenses for such next-to-last or last lease year, and the additional rent due under subdivision (d) of this paragraph for such next-to-last or last lease year shall be due and payable by Tenant to Landlord sixty (60) days prior to the expiration or earlier termination of this Lease.

REAL
ESTATE
TAXES

      (b) In the event that the real estate taxes payable with respect to the building and the land on which it is located, for any tax year in which this Lease shall be in effect (inclusive of any certiorari fees paid or to be paid with respect thereto) shall be greater than the amount of such taxes due and payable for the tax year next preceding the term commencement date (sometimes hereinafter referred to as "base tax year") whether by reason of an increase in either the tax rate or the assessed valuation, or by reason of the levy, assessment or imposition of any tax on real estate as such, not now levied, assessed or imposed, or for any other reason, Tenant shall pay to Landlord, when billed, after the date on which the real estate taxes for such tax year shall be fixed and determined, as additional rent for the lease year in which such date occurs, an amount equal to 1.077% of the difference between the amount of such tax or installment and the corresponding tax or installment paid for the base tax year. The base tax year, as referred to in this subparagraph, notwithstanding anything to the contrary otherwise contained within, shall, for the purposes hereof, be deemed to mean the tax year 1993/94.

ASSESSMENTS

      (c) Tenant shall also pay to Landlord, within thirty (30) days after the same shall be payable by Landlord and as additional rent for the lease year in which the same shall be so payable, an amount equal to 1.077% of any assessment or installment thereof for public betterments or improvements which may be levied upon the said land and building.

OPERATING
EXPENSES

      (d) In the event that the operating expenses (as hereinafter defined) incurred by Landlord during any lease year shall be greater than the operating expenses incurred by Landlord during the calendar year next preceding the term commencement date (sometimes hereinafter referred to as "base expense year'), Tenant shall pay to Landlord, as additional rent for such lease year, when billed, an amount equal to 1.077% of such increase. For the purposes of this subparagraph, "operating expenses" shall mean any or all of the following, either paid or incurred by Landlord with respect to the building of which the demised premises form a part: salaries, wages, medical, surgical and general welfare benefits (including group life insurance), pension plan contributions, health, disability and workmen's compensation insurance and payroll taxes of employees of Landlord engaged in the operation and maintenance of the building of which the demised premises are a part ("labor costs"), electric consumption and demand charges (except that only 50% of the increase in the rate schedule of rates (which Landlord and Tenant attribute to the operation of Landlord's electric plant, machinery or equipment and not Tenant's use of electricity in its premises) in any lease year, as determined by an independent electrical engineer or firm, selected by Landlord, with respect to the entire building, shall be included herein if Tenant has had a rent increase under paragraph 17(a) in any lease year, and the base expense year electric charge shall also be reduced by 50%), steam, utility taxes, casualty and liability, fire, boiler or other insurance, repairs (structural and non-structural) and maintenance, alterations, changes, additions and improvements, whether made by reason of compliance with laws, regulations and requirements of any public or administrative authorities or insurance companies or otherwise made (except that the cost for structural repairs, alterations, changes and additions, at Landlord's sole option, shall be charged over the balance of Tenant's lease term or lesser period of time), building cleaning supplies, uniforms and dry cleaning, window cleaning, management fees (whether paid or not, if Landlord or a wholly-owned entity manages the building) at the rate charged by independent agents for the management of first-class office buildings in the area, service contracts with independent contractors, telephone, telegraph, stationery, advertising, legal fees incurred in connection with certiorari proceedings (if not previously charged under paragraph 33(b) above) and all other expenses paid or incurred in connection with the operation of the building and the demised premises. Landlord and Tenant acknowledge and agree that the Repairs and Maintenance heading, as indicated in the Summary Schedule, for the base expense year 1994, will be reduced by a total of $500,000.00 (rounded off), to reflect Landlord's non-recurring 1994 costs in that category, which Landlord and Tenant agree shall constitute the total of Landlord's non-recurring expenditures for 1994 and shall be deemed final and conclusive for the purpose hereof. The calendar year next preceding the term commencement date, or base expense year as referred to in this subparagraph, notwithstanding anything to the contrary otherwise contained herein shall, for the purposes hereof, be deemed to mean the calendar year 1994.

      (e) Landlord shall have the further right, at its option, to bill Tenant monthly, in any lease year during the term of this Lease, for 1/12 of its share of the difference between the operating expenses for the Tenant's base expense year and the previous calendar year's operating expenses, plus the then current calender year's estimated expense increase which shall not be less than the difference between the preceding two calendar years' operating expenses. At the end of each such lease year, Landlord shall bill the Tenant for the difference between what Tenant paid during such lease year and the amount computed to be due for such lease year, which shall be paid when billed, or conversely, if Tenant's payments exeeded the amount due for such lease year, Landlord shall then refund such difference to Tenant. Landlord shall furnish Tenant with a brief Summary Schedule in each lease year, which shall be deemed final and conclusive if not contested by Tenant within 30 days after delivery thereof to Tenant.

                                                                       WAIVER OF
                                                                   TRIAL BY JURY

      34. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, any extension or renewal thereof or the Tenant's use or occupancy of said premises.

                                                                        SHIPPING
                                                                     RESTRICTION

      35. Tenant shall not ship or receive goods, merchandise or inventory other than for sample purposes, or use the public corridors of the building to ship or receive same and Tenant shall not at anytime use any hand trucks or other wheeled vehicles in the public or other corridors of the building.

                                                                        NOTICES,
                                                                           BILLS
                                                                             AND
                                                                      STATEMENTS

      36. Except as otherwise in this Lease provided, any notice, bill or statement by either party to the other may be given or sent and shall be deemed to have been duly given or sent if either delivered personally or mailed in a post-paid envelope, addressed to the Landlord at 1407 Broadway, New York, N.Y., and to the Tenant at the premises (or at the Tenant's present address as above set forth, if mailed prior to the Tenants occupancy of the premises), or if any address for notices shall have been truly changed as hereinafter provided, if mailed to the party at such changed address. Either party may at any time change the address for notices, bills or statement by delivering or mailing, as aforesaid, a notice stating the change and setting forth the changed address.

      Should the term "Tenant", as used in this Lease, refer to more than one person, party, corporation, company or other entity, any notice, bill or statement given or sent as aforesaid to any one of such entitles shall be deemed to have been duly given or sent to the Tenant.

                                                                        SECURITY

      37. The Tenant has deposited with the Landlord the sum of $29,133.33 as security for the performance by the Tenant of the terms of this Lease. The Landlord may use, apply, or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or other sum as to which the Tenant is in default in respect of any of the terms of this Lease, Including, but not limited to, any damages or deficiency in the reletting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other reentry by the Landlord, including, but not limited to, leasing commissions incurred in connection with the leasing of the premises and legal or other which the Landlord may incur. In the event that the Tenant shall comply with all of the terms of this Lease, the security shall be returned to the Tenant after the date fixed as the end of the Lease and after delivery of possession of the demised premises to the Landlord. In the event of a sale or lease of the premises of which the demised premises forms a part, the Landlord shall have the right to transfer the security to the vendee or lessee and the Landlord shall thereupon be released from all liability for the return of such security and the Tenant shall look solely to the new landlord for the return of such security. The Tenant shall not assign or encumber the money deposited as security, and neither the Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance.

      Security shall be placed in an interest-bearing account.

                                                                 INITIAL
                                                                 /s/ [ILLEGIBLE]
                                                                 HERE

      38. The marginal notes are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

DEFINITION

      39. (a) The term "Landlord" as used in this Lease means only the owner or the mortgagee in possession for the time being of the land and building (or the owner of a lease of the building), so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or other disposition of said land and building or said leasehold, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder

      (b) The term "business days'shall be construed to mean Monday to Friday inclusive, excluding holidays.

      (c) The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

      (d) The term "gross square feet" if and when used herein, shall be deemed to mean and include all the space taken up by and for stairways, stairwells, lobbies, elevator shafts, lavatories, washrooms, utilities, air-conditioning and mechanical equipment in the building, whether or not all or any part of such space or equipment is located in the demised premises, the determination of which as computed by Landlord, shall be final and conclusive.

      (e) The term "additional rent" as used herein, shall be deemed to mean any and all costs, charges, expenses, adjustments of rent and electricity which Tenant assumes, agrees or is obligated to pay to Landlord or others pursuant to the provisions of this Lease or any other agreement, and in the event of the non-payment thereof, Landlord shall have all of the rights and remedies with respect thereto as provided for herein or by applicable law in case of the non-payment of annual rent.

      40. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

      41. This Lease contains the entire agreement between the parties and may not be modified or amended except by an agreement in writing signed by the parties hereto.

      42. The parties herein agree that NO BROKERS brought about or had any connection with the procuring, execution and delivery of this Lease.

                               (see paragraph 49)

      43. The riders annexed hereto as paragraphs 44 to   are incorporated
herein and made a part of this Lease.

ADDITIONAL PARAGRAPHS attached to and forming a part of Lease dated December 16, 1993, between GETTINGER ASSOCIATES and MISS ERIKA INC.

      44. (a) In the event Tenant desires to assign the Lease or sublet all or a part of the demised premises, Tenant shall first notify Landlord to such effect, in writing, (hereinafter referred to as "Tenant's Notice") and, if a sublet, shall specify and indicate such part or parts of the demised premises and, if an assignment or sublet, the name of the assignee or sublessee, the annual rental, terms and conditions, including the purchase price if furniture, furnishings or fixtures are to be sold and conveyed, the commencement date (which shall not be less than 60 or more than 90 days from the date of the Tenant's Notice) and the termination date. Landlord or Landlord's nominee shall have the right and option, to be exercised by giving written notice to Tenant (hereinafter referred to as "Landlord's Notice") within 60 days after receipt of Tenant's Notice, to recapture the demised premises or such part thereof as may be described in Tenant's Notice and Landlord's Notice shall, if given, cancel and terminate the Lease or Landlord shall assume the obligations thereof with respect to such part or parts of the demised premises, as of the commencement date specified in Tenant's Notice. If a part of the demised premises is recaptured, in the manner as provided herein, the annual rental, additional rent and other charges shall be apportioned and adjusted in the same ratio that the part of the demised premises to be occupied by the Tenant (non-recaptured premises) shall bear to the entire demised premises. The Lease, as modified and amended by the provisions hereof shall continue in full force and effect.

      (b) In the event Landlord shall not exercise its right and option, as provided in paragraph (a) above, Landlord shall not unreasonably withhold its consent to an assignment of the Lease or to a subletting of the demised premises, as set forth in Tenant's Notice, provided that such subletting is for the entire demised premises to one subtenant only and provided further that such assignment or subletting complies with the following conditions:

            (i) The assignee or sublessee shall be of good reputation and financial responsibility.

            (ii) The assignee shall execute Landlord's form of assignment and assume all of the terms, covenants and conditions of this Lease and shall agree not to further assign the Lease or the sublessee shall execute Landlord's form of Lease and assume all of the terms, covenants and conditions of this Lease.

            (iii) Such assignment or subletting shall not release the Tenant from the due, prompt and punctual performance of all of the terms, covenants and conditions contained in this lease on its part to be performed and from the payment of the rents, additional rents and other charges reserved In the Lease.

            (iv) The consent of the Landlord to such assigning or subletting shall not constitute a waiver of the provisions of paragraph 3 hereof and no further assigning or subletting shall be made by the Tenant, assignee or subtenant without the Landlord's prior consent in writing as provided In paragraph 3 hereof, notwithstanding anything to the contrary contained In paragraph (b) hereof.

            (v) In the event Landlord permits Tenant to assign the Lease or sublet the entire demised premises to one subtenant only or does not respond to Tenant's Notice (provided that same shall be an assignment of the Lease or subletting of the entire demised premises to one tenant only) and such assignment or subletting does not commence during a period which shall be not less than 60 nor more than 90 days from the date of Tenant's Notice, then Landlord's consent shall be deemed withdrawn and Tenant shall comply anew with the provisions of subdivision (a).

            (vi) Tenant will not sublet the demised premises or assign the Lease to any person, firm, subsidiary, affiliate, or group who, or which, at the time of the proposed subletting or assignment occupies any space in the building.

            (vii) Tenant agrees to pay Landlord, as additional rent, 50% of any rent and other charges received by it in excess of what it pays under this Lease, including the rental of and sales proceeds of any furniture, furnishings or equipment, after deducting its reasonable costs and expenses and agrees not to sublease for any lesser amount. The rent, additional rent and other charges shall be paid directly to Landlord, for the account of Tenant, and the acceptance of same shall not relieve Tenant of Its obligations hereunder nor constitute an attornment by Landlord.


                   TO BE INITIALLED BY THE LANDLORD AND TENANT
--------------------------------------------------------------------------------
GETTINGER ASSOCIATES
                                            INITIAL
                         (LESSOR)                                (LESSEE)
                         (LANDLORD)      /s/ [ILLEGIBLE]         (TENANT)
                                             HERE
     /s/ [ILLEGIBLE]

ADDITIONAL PARAGRAPHS attached to and forming a part of Lease dated December 16, 1993, between GETTINGER ASSOCIATES and MISS ERIKA INC.

45. Notwithstanding anything to the contrary contained herein, Tenant shall pay no annual rental from February 1, 1994 through May 31, 1994, and Tenant shall pay the amount of $9,466.65 for June 1994.

46. Landlord agrees to demolish that part of the demised premises as indicated by the red hash marks on the floor plan annexed hereto promptly after Landlord's approval of Tenant's plans.

47. Notwithstanding anything to the contrary contained in paragraph 5 of this Lease, Landlord and Tenant agree that the last sentence of paragraph 5 hereof shall be deleted and replaced by the following:

            "(a) Asbestos encapsulation, removal or other treatment respecting asbestos in the confines of the demised premises, as may be required by law, shall, at all times, be at Landlord's cost and expense, and Landlord shall, within five (5) days following Tenant's notice, retain and hire the contractor or contractors to promptly render or perform such work, except as set forth in
(b) below.

            (b) Tenant agrees not to make any alterations, changes, repairs, decorations, additions or improvements, structural or non-structural, in and to any mechanical, electrical, air conditioning, heating or plumbing systems, which would require the dismantling or removal of the heating or air conditioning ducts around the perimeter of the demised premises, known by the trade name "Weathermaster", which shall at all times remain and continue to remain in the condition as rented to Tenant, and Landlord shall have the responsibility for maintaining same, except as same may be damaged by Tenant."

48. The following is hereby added at the end of paragraph 13 hereof:

Landlord and Tenant hereby release the other from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) under fire and extended coverage or supplementary contract casualties, if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder. Each of Landlord and Tenant agrees that its policies will include such a clause or endorsement so long as same shall be obtainable without extra cost, or if such cost shall be charged therefor, so long as the other party pays such extra cost. If extra cost shall be chargeable therefor, each party shall notify the other thereof and of the amount of the extra cost, and the other party shall be obligated to pay the extra cost, unless, within ten (10) days after such notice, it elects not to be obligated so to do by written notice to the original party. If such clause or endorsement is not available, or if either party shall not desire the coverage at extra cost to it, then the provisions of this paragraph

                   TO BE INITIALLED BY THE LANDLORD AND TENANT
--------------------------------------------------------------------------------
GETTINGER ASSOCIATES
                                            INITIAL
                         (LESSOR)                                (LESSEE)
                         (LANDLORD)      /s/ [ILLEGIBLE]         (TENANT)
                                             HERE
     /s/ [ILLEGIBLE]

ADDITIONAL PARAGRAPHS attached to and forming a part of Lease dated December 16, 1993, between GETTINGER ASSOCIATES and MISS ERIKA INC.
shall not apply to the policy or policies in question. Landlord shall use its best efforts to obtain a waiver of subrogation in its insurance policies in favor of Tenant.
49. The following is hereby added at the end of paragraph 42 hereof:

Each party agrees to defend, indemnify and hold the other harmless from and against any claims or demands for brokerage commissions and finder's fees founded upon a claim that the substance of the aforesaid statement of the indemnifying party is untrue, together with any and all losses, damages, costs and expenses (including reasonable attorney's fees) relating to such claims or arising therefrom or incurred by the indemnified party in connection with the enforcement of this indemnification provision.


                   TO BE INITIALLED BY THE LANDLORD AND TENANT
--------------------------------------------------------------------------------
GETTINGER ASSOCIATES
                                            INITIAL
                         (LESSOR)                                (LESSEE)
                         (LANDLORD)      /s/ [ILLEGIBLE]         (TENANT)
                                             HERE
     /s/ [ILLEGIBLE]

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.


                                               GETTINGER ASSOCIATES "Landlord"


                                            By: /s/ [ILLEGIBLE]
-------------------------------                ----------------------------
                                                            GENERAL PARTNER


                                                MISS ERIKA INC.
-------------------------------                ----------------------------
WITNESS FOR TENANT:                                                  Tenant


                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------(L.S.)


                                               ---------------------------(L.S.)

                                ACKNOWLEDGEMENTS


                              PARTNERSHIP LANDLORD
                               STATE OF NEW YORK,
                               County of New York,     }ss.:
                                City of New York


On this    day of    , 19  , before me personally came                    to me
known and known to me to be a member of the firm GEFFINGER ASSOCIATES and the person described in and who executed the foregoing instrument in the name of said firm, and he duly acknowledged to me that he executed the same for and as the act and deed of said firm.

--------------------------------------------------------------------------------

                             CO-PARTNERSHIP TENANT
                               STATE OF NEW YORK,
                              County of New York.      }ss.:
                                City of New York

On this    day of    , 19  , before me personally came to me known and known to me to be a member of the firm of _____________________________________ and the person described in and who executed the foregoing instrument in the name of said firm, and he duly acknowledged to me that he executed the same for and as the act and deed of said firm.

--------------------------------------------------------------------------------

                                CORPORATE TENANT
                               STATE OF NEW YORK,
                               County of New York,     }ss.:
                                City of New York

On this    day of    , 19  , before me personally came
to me known, who being by me duly sworn, did depose and say that he resides in
                           that he is the                                   of
                                 the corporation described in and which executed
the foregoing instrument as TENANT: that he knows the seal of said corporation; that the seal affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

--------------------------------------------------------------------------------

                               INDIVIDUAL TENANT
                               STATE OF NEW YORK,
                               County of New York,     }ss.:
                                City of New York

On this day of 19 , before me personally came                              to me
known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that
          be                         executed the same.

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                   FLOOR PLAN


                                    RENTAL PLAN  o  4TH FLOOR
                                    1407 BROADWAY  o  WEST 38th STREET N.Y. N.Y.

                                                  all dimensions are approximate

                                                                 INITIAL
                                                                 /s/ [ILLEGIBLE]
                                                                 HERE